Commitments and contingencies	12 Months Ended
Dec. 31, 2022
Disclosure Of Commitments And Contingencies [Abstract]
Commitments and contingencies [Text Block]

17 Commitments and contingencies

As at December 31, 2022, the Company had the following commitments and contingencies outstanding:

	Within 1 year	Over 1 year	Total
PBJL Share transfer (ii)	$677,200	$-	$677,200

i) The Company entered into four separate land options agreements with Jose Arturo Acosta, leasing a total of 1,590 acres of land in the Municipality of Lajas and Guanica of Puerto Rico. The Company made initial payments on the execution date of each options agreement and will thereafter pay advances for each successive four-month period during the option terms. The annual rent will be revised once the land area needed for the energy facility is determined and will have an initial term of twenty-five years with an extension of four consecutive periods of five years each.

ii) On April 23, 2013, 330 common shares, approximately 33% interest, of PBJL were transferred between the spouse of an officer to AG Solar and the Company. The Company may be required to pay approximately US $500,000 for these shares on terms yet to be negotiated. Any future payments will be subject to available funds and the completion of a significant financing of the Company in the future.

iii) The Company executed a USD $195 Million project financing mandate with Voya Investment Management, LLC (“Voya”) for the Company’s Monalva Project. As compensation for entering into this letter, the Company hereby agrees to issue to Voya, on the date on which a trigger event occurs, warrants to purchase 3,500,000 common shares of the Company at a strike price of $1.00, exercisable at any time within five years from the date hereof. For the purposes of this letter, a “Trigger Event” means the earliest of: (a) issuance of notice to proceed to start construction of the Project, (b) closing of the Loans referred to in the attached Term Sheet, (c) closing of financing equal to more than 50% of the cost of the Project, (d) transfer of ownership of over 50% of the Project, measured from the date hereof, (e) sale or transfer of over $25 million in Company shares, (f) Company shares trading at or above $3.00, (g) change of control of the Company, whereby more than 50% of the shares are owned or under the control of one investor, or over 50% of the board of directors have been appointed by one investor, or (h) PREPA or its successor is rated investment grade by at least one nationally recognized rating agency (“NRSRO”), or (i) PREPA’s Power Purchase and Operating Agreement with the Project, or Project-related obligations, are guaranteed by an entity rated investment grade by a NRSRO, the agreement expired on April 25, 2023 and the Company and Voya are in the process of negotiating an extension.

iv) On March 30, 2022, the Company executed a USD $40 million Mandate Agreement with Voya Investment Management (Voya IM), LLC, the asset management business of Voya Financial, Inc., for a senior secured construction loan for the construction of the 995 home Sage Ranch sustainable master planned community project in Tehachapi in Southern California. Voya will receive a bonus of 2 million (3 -year) warrants at $1.25 per share at closing, or the same amount plus a USD $1 million cash break-up fee if the Company choses another lender.